EXHIBIT 23.3




      CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND CONSULTANTS


     As   independent   petroleum   consultants,   we  hereby   consent  to  the
incorporation  of the  references  to us in  this  Form  10-K  into  Snyder  Oil
Corporation's Registration Statement Nos. 33-34446, 33-45213, 33- 54809, 33-64219 and 333-09877.




                               RYDER SCOTT COMPANY
                               PETROLEUM ENGINEERS







Houston, Texas
March 10, 1997